
                                                                    EXHIBIT 99.2

         [PAINEWEBBER(R) LOGO]

         OPENING YOUR PAINEWEBBER BUSINESS SERVICES ACCOUNT

         Please read the information below and complete the application.

1.       Indicate the ownership of the account you would like to open.

         - FOR ORGANIZATIONS OR BUSINESSES, complete the Account Holder section with the organization's information and identify officers or other individuals who are authorized to conduct transactions in this account in the Business/Fiduciary
                  Information section.

         - FOR TRUSTS OR ERISA PLANS, complete the Account Holder section with the Trust's information. Complete the Business/Fiduciary
                  Information section with the Trustee's information. If you are opening an account for an ERISA Plan which will be directed by an individual participant, complete the Account Holder section with information on the ERISA Plan, and complete the Participant Information with information on the participant. A separate account must be opened for each participant in a participant directed ERISA Plan.

                  NOTE: Non-ERISA Trusts must also complete the PaineWebber
                  Trustee Certification and Agreement for Non-Erisa Trusts.
                  ERISA Trusts must complete the PaineWebber Trustee
                  Certification and Agreement for ERISA Trusts. The appropriate form must be submitted with the Account Application.

2.       To open a Business Services Account complete the Business Services
         Account (BSA) Features section. A description of each BSA feature is detailed below.

3. Please read the information regarding Margin below, then, if applicable, complete this section. If you are interested in any additional services for this account, or in opening other accounts, please complete the Additional Services section. Some of these features may require the completion of additional forms before they can be activated.

4.       Complete all of the Account Holder's Financial and Investment
         Objectives section. If the account is for an organization, business or trust, the financial information you provide should represent that of the Account Holder and not of the Principal Officer/Trustee or the individual completing the application. Pay particular attention to the Account Investment Objectives for the investment activity in this account. For each account held, you choose one return objective and a primary and, if applicable, secondary risk profile.

                  RETURN OBJECTIVES

                           Current Income - Investments seeking the generation of income.

                           Capital Appreciation - Investments seeking growth of principal rather than the generation of income.

                           Current Income and Capital Appreciation - Investments seeking both the generation of income and the growth of principal.

                  RISK PROFILES

                           Conservative - Seeks securities that are most likely to preserve principal with low risk.

                           Moderate - Seeks greater potential returns; willing to accept higher risk of loss of principal.

                           Aggressive /Speculative - Seeks the potential for significant appreciation; willing to accept a high degree of risk of loss of principal.

5.       CAREFULLY READ THE AGREEMENT AND HAVE THE APPROPRIATE PARTIES SIGN IN
         THE SPACE INDICATED.

         PRINT INSTRUCTIONS

         1. Print the "Application" section of this document (pages 3 to 7), sign and date in the appropriate place(s) and send the signed application to your PaineWebber Financial Advisor.

         2.       Print the entire document, which includes the "Instructions,"
                  "Application," and "Master Account Agreement" and retain for your permanent files. These contain important legal provisions that apply to your account.

Page 1 of 14                                             #R177 - OAF (Rev. 5/00)

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[PAINEWEBBER(R) LOGO]
BUSINESS SERVICES ACCOUNT (BSA) FEATURES

As PaineWebber's premier central asset account for businesses, organization and trusts, BSA combines our highest level of financial services with some of those provided by a bank and offers a variety of other key features. BSA's premier monthly statement summarizes and itemizes all your account activity, including investment transactions, cost basis, and estimated gains and losses, checking, electronic transfers/payments and MasterCard BusinessCard(R) activity. The BSA simplifies tax planning and record keeping by providing details about investment and tax-related activity from the past year into preliminary and Year-End
Summary statements. It also offers online access to your account, quotes, and selected research over a secure area of the Internet via the PaineWebber
EDGE(R). Deferred for the first year, the annual fee for a BSA is $125.

- DAILY "SWEEP" OF UNINVESTED CASH BALANCES - Invests cash into a selected tax-free or taxable money market fund, where it earns competitive rates paid in the form of dividends. Each day your uninvested cash is automatically swept into your designated money fund.
         Money market funds are sold by prospectus only.

- ELECTRONIC FUNDS TRANSFER AND PAYMENT SERVICE - Allows you to easily move money or make payments on a variable or fixed schedule between your BSA and accounts outside PaineWebber. Twenty free transfers/payments are provided monthly. To add additional accounts/payees, complete the Account Services Selection Form that is available online.

- CHECK WRITING - Offers unlimited checking and has no minimums or per check usage fees.

- COMPLIMENTARY MASTERCARD BUSINESSCARD - Debit card allows you to make purchases worldwide and also functions as an ATM card, giving you access to cash 24 hours a day, seven days a week.

MARGIN, BASIC ACCOUNT SWEEP AND ADDITIONAL SERVICES

- MARGIN - Allows you to increase your purchasing power by borrowing against your account, using your securities as collateral. Your account automatically comes with margin unless you choose otherwise. Margin lending is not suitable for all clients.

- BASIC ACCOUNT SWEEP - If you do not choose any BSA features, you will be opening a Basic Investment Account. This account has a feature which allows the sweep of certain uninvested cash balances (in accordance with the provisions of the prospectus) into the Retirement Money Fund or PaineWebber Cashfund. ERISA Plan accounts must select one. If you would like this feature, check the appropriate box. Cashfund and the Retirement Money Fund are sold by prospectus only.

         TO RECEIVE FORMS OR APPLICATIONS FOR THE FOLLOWING ACCOUNTS AND/OR
         SERVICES, CHECK THE APPROPRIATE BOX ON THE APPLICATION. PLEASE BE AWARE
         SOME OF THESE APPLICATIONS ARE ALSO AVAILABLE ONLINE.

- PAINEWEBBER EDGE - Free of charge to BSA clients, the PaineWebber EDGE offers online access to your account information, customized news and quotes (at least 20-minutes delayed).

- RETIREMENT ACCOUNTS - Retirement plans offer business owners and professionals a variety of tax related advantages. For instance, tax-deductible contributions allow you to reduce your current tax bill, while tax-deferred compounding of earnings within a plan allows your assets to grow faster. Furthermore, retirement plans offer a flexible way for you to save for retirement and allow you to reward and retain valued employees. PaineWebber offers a wide variety of retirement plans suited to different businesses and professionals.

- MANAGED ACCOUNTS - PaineWebber offers a variety of professional investment management programs and services designed for individual investors and institutions.

- CREDIT LINE ACCOUNTS - A separate revolving loan account that provides quick and easy access to credit for any consumer or business need. It is secured by your PaineWebber portfolio.

-        LETTERS OF CREDIT - Allows individuals and/or businesses to issue
         Standby Letters of Credit to secure future financial obligations such as performance bonds, lease guarantees and vendor purchases.

- RESOURCE MANAGEMENT ACCOUNT(R) - RMA(R) is PaineWebber's premier account for non-business accounts. It provides a daily sweep of uninvested cash balances, check-writing and complimentary Platinum
         MasterCard(TM) debit card.

-        INVESTING IN OPTIONS - Allows the ability to trade options.

PaineWebber, Resource Management Account, RMA, Business Services Account BSA, and PaineWebber EDGE are registered service marks of PaineWebber Incorporated.

MasterCard BusinessCard is a registered service mark of MasterCard International
  Incorporated.

Platinum MasterCard is both a trademark and service mark of MasterCard
  International Incorporated.

Page 2 of 14                                             #R177 - OAF (Rev. 5/00)
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[PAINEWEBBER(R) LOGO]                                     Account Number
                                                          ____-___________-_____
                                                          (For PaineWebber Use)

BUSINESS SERVICES ACCOUNT APPLICATION

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The owner of this account is a/an
[ ]   ORGANIZATION OR BUSINESS         [ ]   TRUST (NON-ERISA)         [ ]   ERISA PLAN Type of Plan __________________________
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

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FOR ORGANIZATIONS OR BUSINESSES ONLY
This organization/business is:         [ ]   Incorporated              [ ]   Unincorporated
___________________________________________________________________________________________________________________________________
This organization/business is a/an:    [ ]   Association               [ ]   Life Assurance Co.          [ ]   Commercial Bank
        [ ]   Savings Bank             [ ]   Savings & Loan Bank       [ ]   Trust Bank                  [ ]   Broker/Dealer
        [ ]   Endowment                [ ]   Escrow Agent              [ ]   Escrow Bank                 [ ]   Foundation
        [ ]   Federal Govt./Agency     [ ]   Life Insurance Co.        [ ]   Property/Casualty Ins. Co.  [ ]   Investment Club
        [ ]   Municipality             [ ]   Partnership               [ ]   Sole Proprietorship         [ ]   State Govt./Agency
___________________________________________________________________________________________________________________________________
FOR TRUST ACCOUNTS ONLY: Is there more than one Trustee for this account?      [ ]   Yes                 [ ]   No
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

ACCOUNT HOLDER

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Business or Trust Name:                                                Tax I.D. Number:                  DOB/Date of Incorporation:
_________________________________________                              ___________________________       __________________________
                                                                       Nature of Business or Trust:                   Phone:
_________________________________________                              ___________________________________________    _____________
                                                                       Citizenship/Incorporation (Country or State):  Fax:
_________________________________________                              ___________________________________________    _____________
Street Address:                                                        City:                              State:      Zip:
_________________________________________                              _________________________________  __________  _____________
Bank Reference (Name of Bank, Address, Account Number):                               Country that Business or Trust is located in:
_______________________________________________________                               [ ]   USA     [ ]   Other (Specify):_________
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

BUSINESS/FIDUCIARY INFORMATION If more than two Principal Officers/Trustees, complete the following additional Trustees section.

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Name of Principal Officer/Trustee:                                     Title:                                         Phone:
________________________________________________                       __________________________________             _____________
Name of Principal Officer/Trustee:                                     Title:                                         Phone:
________________________________________________                       __________________________________             _____________
Name of individual authorized to enter orders (other than Principal Officer):                                         Phone:
_________________________________________________________________________________________________________             _____________
Name of individual authorized to enter orders (other than Principal Officer):                                         Phone:
_________________________________________________________________________________________________________             _____________

Specify any publicly traded corporation of which you, any Trustee, or        Is the Account Holder, any Trustee or
Director/Principal Officer or any immediate family member that is a          Director/Principal Officer or any of their immediate
Control Person, such as Policy Making Officers, Directors, or 10%            family members a PaineWebber employee?
Shareholders.                                                                [ ]   Yes     [ ]   No
                                                                             Employee's Name, Title, Location:
[ ]   None     Company:______________________________________________        ______________________________________________________
                                                                             Employee's Social Security Number:____________________
___________________________________________________________________________________________________________________________________

PARTICIPANT INFORMATION     Social Security Number:__________________________     Date of Birth;_______________
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

                              FOR OFFICE USE ONLY
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DOCUMENT CODE
[ ] BG   [ ] FT   [ ] LG   [ ] ML   [ ] NB   [ ] W9
Sweep Fund ______          Managed Account _____      Family of Account ______    Bank Code ______      Association Code ______
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

Page 3 of 14                  ACCOUNT APPLICATION        #R177 - OAF (Rev. 5/00)

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[PAINEWEBBER(R) LOGO]                                     Account Number
                                                          ____-___________-_____
                                                          (For PaineWebber Use)

PLEASE USE THIS SECTION TO PROVIDE INFORMATION ON ANY ADDITIONAL PRINCIPAL
OFFICER OR TRUSTEE. PLEASE BE SURE TO HAVE EACH PARTY SIGN THIS FORM.

ADDITIONAL PRINCIPAL OFFICER/TRUSTEE

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Name of Principal Officer/Trustee:                                      Phone:
__________________________________________________________              ____________________________
Title:                                                                  Authorized to enter orders?
__________________________________________________________              [ ]   Yes     [ ]   No
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

ADDITIONAL PRINCIPAL OFFICER/TRUSTEE

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Name of Principal Officer/Trustee:                                      Phone:
__________________________________________________________              ____________________________
Title:                                                                  Authorized to enter orders?
__________________________________________________________              [ ]   Yes     [ ]   No
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

BUSINESS SERVICES ACCOUNT (BSA) FEATURES

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Please select the features and services for your BSA. Deferred for the first year, the annual fee is $125.

[ ]   DAILY "SWEEP" OF UNINVESTED CASH BALANCES (Select one)
         [ ]   Money Market Portfolio           [ ]   Tax-Free Fund                          [ ]   New Jersey Municipal Money Fund
         [ ]   US Government Portfolio          [ ]   California Municipal Money Fund        [ ]   New York Municipal Money Fund
         Money market funds are sold by prospectus only.
[ ]   MASTERCARD BUSINESSCARD                   Number of Cards     [ ]   1     [ ]   2
         Not available for ERISA Plan accounts.
[ ]   ELECTRONIC FUNDS TRANSFER SERVICE (For Checking accounts, attach a voided check)
         Name of Financial Institution:_______________________________________________________________
         Address:_____________________________________________________________________________________
         Type of Institution:     [ ]   Bank      [ ]   Credit Union  [ ]   Other:____________________
         Type of Account:         [ ]   Checking  [ ]   Savings       [ ]   Other:____________________
         Account Title:_______________________________________________________________________________
         Account #:________________________________                   ABA Routing #:__________________
[ ]   CHECK WRITING
       Name(s), address and any additional information to appear on your
       checks.                                                              Check style selection   [ ] Wallet   [ ] 3 Page Desk
                                                                            To order a different check style, contact your
          ____________________________________________________________      PaineWebber office.
          ____________________________________________________________
          ____________________________________________________________
          ____________________________________________________________

       THE FIRST ORDER OF 50 WALLET CHECKS IS FREE. ALL OTHER ORDERS INVOLVE A
       FEE.

       Mailing address for delivery of checks (if different from address on checks).
          ____________________________________________________________
          ____________________________________________________________
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

PAINEWEBBER CASHFUND
--------------------------------------------------------------------------------
If you have not chosen any BSA features, you may elect to sweep uninvested cash into one of the following money market funds. Select one if you want this feature. ERISA Plan account must select one.
[ ] Retirement Money Fund - for ERISA accounts only.    [ ] PaineWebber Cashfund
Money market funds sold by prospectus only.
--------------------------------------------------------------------------------

MARGIN
---------------------------------------------
Your account automatically comes with margin
unless it is an ERISA Plan account.
[ ] CHECK HERE IF YOU DO NOT WANT MARGIN
---------------------------------------------

Page 4 of 14                  ACCOUNT APPLICATION        #R177 - OAF (Rev. 5/00)


[PAINEWEBBER(R) LOGO]                                     Account Number
                                                          ____-___________-_____
                                                          (For PaineWebber Use)

ACCOUNT HOLDER'S FINANCIAL INFORMATION AND INVESTMENT OBJECTIVES

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For joint accounts, please provide household information. (This information will be kept strictly confidential.)

FINANCIAL INFORMATION
NET WORTH (exclusive of residence )             INVESTMENT EXPERIENCE
$__________________________________             Enter the number of years experience investing with:
LIQUID ASSETS                                   Equities:_______________
$__________________________________             Bonds:   _______________
ANNUAL INCOME                                   Futures: _______________
$__________________________________             Options: _______________
ACCOUNT INVESTMENT OBJECTIVES
RETURN OBJECTIVE (Select one):                  RISK PROFILE (Select a Primary Profile and, if applicable, a Secondary Profile):
[ ] Current Income                              PRIMARY                              SECONDARY
[ ] Capital Appreciation                           [ ]   Conservative                   [ ]
[ ] Current Income and Capital Appreciation        [ ]   Moderate                       [ ]
                                                   [ ]   Aggressive/Speculative         [ ]
LIST FINANCIAL FIRMS WHERE OTHER ACCOUNTS ARE HELD:_______________________________________________________________________________
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

ADDITIONAL SERVICES

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To receive a form or application from your Financial Advisor for the following accounts and/or services, please check the appropriate box:

      [ ] PAINEWEBBER EDGE              [ ] MANAGED ACCOUNTS            [ ] RETIREMENT ACCOUNTS
      [ ] CREDIT LINE ACCOUNT           [ ] LETTERS OF CREDIT           [ ] RESOURCE MANAGEMENT ACCOUNT (RMA)

Please be aware some of these applications are also available online.
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

Page 5 of 14                  ACCOUNT APPLICATION        #R177 - OAF (Rev. 5/00)



[PAINEWEBBER(R) LOGO]                                     Account Number
                                                          ____-___________-_____
                                                          (For PaineWebber Use)

CONFIRMATIONS/STATEMENTS/DELIVERY INFORMATION

PLEASE PROVIDE INFORMATION FOR ANY INDIVIDUALS YOU WOULD LIKE TO HAVE RECEIVE
DUPLICATE TRADE CONFIRMATIONS AND/OR ACCOUNT STATEMENTS.

DUPLICATE PARTY

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Check all that apply                          Name:                                   Country of Citizenship (if other than U.S.):
[ ] Confirm Recipient                         __________________________________      ____________________________________________
[ ] Statement Recipient                       Street Address:                      City:              State:       Zip:
                                              __________________________________   ________________   __________   _______________
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

DUPLICATE PARTY

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Check all that apply                          Name:                                   Country of Citizenship (if other than U.S.):
[ ] Confirm Recipient                         __________________________________      ____________________________________________
[ ] Statement Recipient                       Street Address:                      City:              State:       Zip:
                                              __________________________________   ________________   __________   _______________
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

IF THIS ACCOUNT IS SET UP TO DELIVER SECURITIES AND CASH TO A THIRD PARTY (I.E.
DELIVER VERSUS PAYMENT), PLEASE PROVIDE EITHER DTC OR FED WIRE INSTRUCTIONS.

                              FOR INTERNAL USE ONLY

DTC INSTRUCTIONS

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DTC Clearing Number:                          Name of Delivering Institution:        Internal Account Number:
____________________                          ___________________________________    ________________________________________
Additional Information:
_________________________________________________________________________________    Del/Rec:
_________________________________________________________________________________      N Y
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

FED WIRE INSTRUCTIONS

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ABA Number:                                   Bank Name:                             Department:
________________________________________      ___________________________________    _______________________
Third Party:                                                                         Internal Account Number:
_________________________________________________________________________________    ________________________________________
Other Instructions:
_________________________________________________________________________________________________________________
Physical Delivery:
_________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________
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

ID CONFIRM INSTRUCTIONS

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Institutional ID Number:                      Agent Bank/ID:                 Instructions Matrix:                AID CID:
______________________                        ______________________         ____                                ____
Internal Account Number of Receiving Bank:                                   Internal Account Number of Institution:
______________________________________________________                       __________________________________________________
Interested Party ID Number:                                                  Interested Party Internal Account Number:
___________________                                                          ____________________________________________
Interested Party ID Number:                                                  Interested Party Internal Account Number:
___________________                                                          ____________________________________________
Receive Physical Master Confirm:              SID Indicator:                                                     GHMRW35:
[ ] Yes             [ ] No                    [ ] Yes (on SID)            [ ] No (Not on SID)                    _____
Special Instructions:
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
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

Page 6 of 14             ACCOUNT APPLICATION             #R177 - OAF (Rev. 5/00)


[PAINEWEBBER(R) LOGO]                                     Account Number
                                                          ____-___________-_____
                                                          (For PaineWebber Use)

AGREEMENT

I certify as the, or on behalf of the "Account Holder," that by signing below and under penalties of perjury: (1) that the taxpayer identification number as contained herein is the correct taxpayer identification number and (2) that Account Holder is not subject to backup withholding either because it has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest and dividends, or the IRS has notified it that it is no longer subject to backup withholding. I understand that I must cross out item (2) as contained herein if the Account Holder has been notified by the IRS that it is subject to backup withholding because of underreporting of interest or dividends on its tax return, unless after being so notified, it has received another notice from the IRS that it is no longer subject to backup withholding.

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY OF THE PROVISIONS OF THIS DOCUMENT
OTHER THAN THE CERTIFICATIONS TO AVOID BACKUP WITHHOLDING.

BY SIGNING BELOW, I ACKNOWLEDGE AND AGREE AS FOLLOWS FOR MYSELF OR ON BEHALF OF
THE ACCOUNT HOLDER: 1. that PaineWebber does not provide legal or tax advice; 2.
THAT IN ACCORDANCE WITH THE LAST PARAGRAPH OF THE MASTER ACCOUNT AGREEMENT
ENTITLED "ARBITRATION," THE ACCOUNT HOLDER AGREES IN ADVANCE TO ARBITRATE ANY
CONTROVERSIES WHICH MAY ARISE WITH PAINEWEBBER IN ACCORDANCE WITH THE TERMS
OUTLINED THEREIN; 3. IF THE ACCOUNT IS ESTABLISHED WITH MARGIN, THAT PURSUANT TO
THE AGREEMENT, CERTAIN OF THE SECURITIES IN THE ACCOUNT MAY BE LOANED TO
PAINEWEBBER OR LOANED OUT TO OTHERS; 4. If no BSA features have been selected, the account will be opened as a Basic Investment Account subject to the terms and conditions of the Master Account Agreement; 5. If any BSA features have been selected, an annual service fee will be charged as described in the BSA fee section of the Master Account Agreement; 6. that the Firm will not supply
Account Holder's name to issuers of any securities held in the account so the Account Holder will not receive information regarding those securities directly from the issuer, but will receive information from PaineWebber instead, unless the Account Holder notifies PaineWebber in writing otherwise; 7. to receipt of a copy of the attached two-page Master Account Agreement, as of this date; 8. the Account Holder has supplied all of the information contained in this Account
Application and declares it as true and accurate and further agrees to notify
PaineWebber in writing of any material changes including those in the Account
Holder's financial situation or investment objectives; 9. the Account Holder has read and understands the "Account Information" booklet which contains, among other things, Statement of Credit Practices describing interest charges, the Electronic Funds Transfer Agreement, Instructions for W-9 Preparation, Selected
Fees & Charges, and other important information regarding the account and the relationship with PaineWebber, which is incorporated herein by this reference;
10. that, if the Account Holder has elected the Electronic Funds Transfer
Service as contained herein, the Account Holder authorizes (a) PaineWebber and its processing institution (the "Processing Bank") to initiate the types of transactions indicated in the Electronic Funds Transfer Service section of the Account Information booklet, and adjustments for any entries made in error, to or from Account Holder's Account(s) indicated as contained herein, and authorizes the depository(ies) named on the Account Holder's Bank Account(s) or PaineWebber to debit and/or credit the same to Account Holder's Bank Account(s);
(b) the Processing bank and the Account Holder's Bank to comply with any instructions regarding electronic fund transfers between this BSA, Bank Account and/or other accounts with PaineWebber provided that such instructions are given to PaineWebber with the Account Holder's PIN/Password, and (c) PaineWebber, the
Processing Bank and the Account Holder's Bank to make changes and/or cancellations requested by the Account Holder.

Signature                                                        Date

X____________________________________________________________    ______________
Signature                                                        Date

X____________________________________________________________    ______________
If PWTrust is your Trustee, the employer is required to sign.
Additional Trustee/Party Signature                               Date

X____________________________________________________________    ______________

THIS SECTION APPLIES TO THE MASTERCARD BUSINESSCARD DEBIT CARD AND CHECK WRITING
ONLY.

If you want to authorize an additional check and/or MasterCard user, please complete and have that person sign below. The following additional
[ ] Check User [ ] Card User (who is not a minor) is appointed my agent, unaffected by my subsequent disability or incompetence, to effect check writing/card transactions in my BSA.

Agent Signature                                                  Date

X____________________________________________________________    ______________

                            FOR INTERNAL USE ONLY

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Is FA registered in both the Client's state of residence and mailing address?       Yes        [ ] No

What was the initial transaction in this account?  [ ] Buy  [ ] Sell  [ ] Deposit   [ ] Transfer of Accounts__________________
How was this account obtained?           [ ] Walk-in        [ ] Referral: ____________________________
Loan Eligible:       [ ] Yes             [ ] No
Interest/Dividends:  [ ] Monthly         [ ] Weekly         [ ] Hold in Account
Account Settles:     [ ] Assets in Account     [ ] Equity DVP       [ ] Government DVP
Plan Structure:      [ ] (P) Pooled      [ ] (N) Non-Polled
Plan Setup           [ ] (P) Participant [ ] (N) Non-participant    If Plan Set-up is P, enter employer's account #: _____________
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

APPROVAL STATUS

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Financial Advisor Approval/Date               Temporary Approval/Date                    Branch Manager Approval/Date

x_________________________________________    x_______________________________________   x______________________________________
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

PaineWebber, Resource Management Account, RMA, and Business Services Account BSA and PaineWebber EDGE are registered service marks of PaineWebber Incorporated.

MasterCard BusinessCard is a registered service mark of MasterCard International
  Incorporated.

Platinum MasterCard is both a trademark and service mark of MasterCard
  International Incorporated.

Page 7 of 14                 ACCOUNT APPLICATION         #R177 - OAF (Rev. 5/00)

[PAINEWEBBER(R) LOGO]

MASTER ACCOUNT AGREEMENT

INTRODUCTION

This agreement contains the terms and conditions governing the Client's PaineWebber Account (the "Account"). In this agreement, the "Client" means the sole proprietor, organization, business, trust or ERISA plan designated as the Account Holder on the Account Application. "Firm" means PaineWebber Incorporated, its successor firms, subsidiaries, correspondents or affiliates, including without limitation, Mitchell Hutchins Asset Management and Mitchell Hutchins Institutional Investors. "Property" means securities, money, stocks, options, bonds, notes, futures contracts, commodities, commercial paper, certificates of deposit and other obligations, contracts, and all other property usually and customarily dealt in by brokerage firms. "Account Application" means the application page of this agreement entitled "Account Application," containing a signature and acknowledgment of receipt of this agreement by, or on behalf of, the Client. "Cashfund" means Cashfund, Inc. as more fully described in the prospectus of Cashfund, Inc. "Retirement Money Fund" means the PaineWebber Retirement Money Fund, as more fully described in the prospectus of the PaineWebber Retirement Money Fund. "BSA" means Business Services Account. "Fund" or "Funds" means one or more of the RMA money market funds as more fully described in the prospectus of the PaineWebber RMA Funds. BSA, and its features, is more fully described in the booklet entitled "Account Information." The Account Information booklet, the prospectuses of the RMA Funds, the Cashfund prospectus and the Retirement Money Fund prospectus, receipt of which are hereby acknowledged by Client, are sometimes collectively referred to as the "Disclosure Documents." "Bank One" means Bank One, Columbus, N.A. "Master Account Agreement" means this agreement.

BASIC INVESTMENT ACCOUNT AGREEMENT

AUTHORIZATION

If Client did not choose any BSA features on the Account Application, Client hereby requests that the Firm open a Basic Investment Account in Client's name. Client understands that the request to open the Account is subject to the receipt of a signed application and approval of the Firm. Client will automatically be considered for margin unless Client has indicated on the Account Application their election not to be considered for margin or Client is a plan covered under the Employee Retirement Income Security Act of 1974, as amended ("ERISA Plan"). The Firm may at any time, with or without cause, in its sole discretion, terminate this agreement and deliver any Property held in the Account to Client, subject in addition to the Firm's rights as described below under "Liquidation of Collateral or Account."

If a money market fund sweep feature is selected for this Account, the Firm is authorized to invest or "sweep" available credit balances, for which no interest is otherwise earned or paid, in the Account into the money market fund selected and subsequently liquidate any such money market fund shares so purchased at such times, and for such periods of time, as the Firm may decide in its sole discretion. Such sweeps shall be made pursuant to the Firm's then policies and procedures, which may be amended from time to time, and are subject to the terms of the prospectus for the money market fund, which may also be amended from time to time. Prior to any sweep into the money market fund, the Firm may receive certain benefits in connection with any credit balances to which Client will not be entitled. If Client is an ERISA Plan, it is required to select a money market fund sweep feature. If Client does not elect a sweep feature, there is no automatic sweep and credit balances will not earn interest. Client acknowledges that the Client has received and read the Disclosure Documents.

This authorization shall remain in full force until written notice of revocation is received by the Firm.

BUSINESS SERVICES ACCOUNT AGREEMENT

AUTHORIZATION

If Client has selected a Business Services Account (BSA) on the Account Application, Client hereby requests the Firm to provide the selected BSA features to this Account. The Client understands that if the Client currently has a Basic Investment Account or a cash account with the Firm, and has chosen any of the BSA features on the Account Application, it will be converted into a BSA. The Client authorizes the Firm to automatically redeem any shares of Cashfund or the Retirement Money Fund the Client holds in the Client's Account and to invest the proceeds as provided in the section of this agreement entitled "Money Market Funds" below.

Client understands that the Client's request for BSA services is contingent upon receipt of a signed Account Application indicating services selected and is subject to approval by the Firm. Client will automatically be considered for margin unless Client has indicated on the Account Application their election not to be considered for margin or Client is an ERISA plan. Client acknowledges that the Client has received and read the Disclosure Documents.

This authorization shall remain in full force until written notice of revocation is received by the Firm.

MONEY MARKET FUNDS

The Client agrees and authorizes the Firm to invest all credit balances in the Client's BSA into one of the money market funds which the Client has chosen and is reflected in the Account Application (hereafter referred to as "Primary Sweep Money Fund"). If the Client does not select a Primary Sweep Money Fund, the Client authorizes the Firm to invest all credit balances into the RMA Money Market Portfolio.

Additionally, the Client authorizes the Firm to make redemptions of Fund shares in accordance with the terms of the Account Information booklet. The Client agrees that the Firm has the right to withhold any redemption proceeds or other payments from the Client's BSA until all funds placed on account in the Client's BSA have been collected. The collection periods are set forth in the Disclosure Documents.

CHECK WRITING PRIVILEGE

Client understands that the Client may write checks or authorize checks against a BSA checking account serviced by Bank One, and that the Client may use these checks only in conjunction with the Client's BSA and only up to amounts within the Client's Authorization Limit as described in the Account Information booklet. The Client authorizes the Firm to reimburse Bank One in Federal Funds when checks or drafts are presented to Bank One and to automatically debit the Client's BSA on the day of payment from Bank One. The Client agrees to have sufficient assets in the Client's BSA on the day the Firm receives notification for payment from Bank One of payment of a check as well as on the day the Client writes the check. The Client understands that the checks may be used in the same manner and are subject to the normal procedures, rules and regulations as regular checks payable at Bank One. The Client hereby authorizes Bank One to honor checks bearing a signature with

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an approved first name, a middle initial or a name deleted or added if Bank One otherwise reasonably believes the signature to be authorized. Further, Client authorizes Bank One to honor unsigned drafts presented by third parties based on a signed separate written authorization.

MASTERCARD(S)

Client understands that a MasterCard BusinessCard ("Card") is an optional feature of the account, and that the Client (unless an ERISA plan) may apply to Bank One, the Card issuer, to receive it. If approved for a Card, the Client authorizes the Firm and Bank One to effect Card transactions in the manner described in the Disclosure Documents.

Client understands that the Card is a debit card and will allow Card transactions to the "Authorization Limit" as defined in the Account Information booklet. The Client agrees to have sufficient available assets to make payment in full for Card transactions as they become available and understands that if the Client has insufficient available assets to cover Card transactions, Bank One may suspend and then cancel the Client's Card. Client agrees that the use of any Card in connection with the Client's BSA will also be governed by the terms and conditions contained in the Cardholder Agreement that the Client will receive after the Client's Card application is accepted by Bank One.

By accepting a Card, the Client agrees that the Client will not dispose of the Client's assets in the Client's BSA or any other account the Client may have with the Firm, if such disposal will negatively affect the Client's ability to pay the Firm for Card transactions. Client agrees and understands that the Firm has the right to assets in any of the Client's accounts or to pursue any other assets of the Client to pay debts incurred on the Client's Card.

OPTIONAL LINE OF CREDIT

Client understands that the Client (unless an ERISA plan) may apply to Bank One for an optional Line of Credit which will allow the Client to exceed the Client's Authorization Limit for Card transactions as described in the Account Information booklet. Client agrees to have sufficient MasterCard Availability (Authorization Limit plus the unused portion of Client's Line of Credit) to make payment for Card transactions as they become payable. Client understands that Bank One will charge the Client and Client agrees to pay Bank One for Bank Card activity (as defined in the Cardholder Agreement) and any applicable finance charges on the Line of Credit and that if Client does not pay, Bank One may cancel Client's Line of Credit. Client agrees that the use of the Line of Credit in connection with BSA will also be governed by the terms and conditions contained in the Cardholder Agreement for a MasterCard BusinessCard with the Line of Credit that Client will receive after Client's application is accepted and approved by Bank One.

LIMITATIONS

Client agrees that Cards or checks issued in connection with the Client's BSA cannot be used to purchase securities or any other products or services available through the Firm or the Firm's correspondents. Client further understands and agrees the Firm may request and Bank One or any Successor Bank may provide the Firm with copies of checks, and/or MasterCard and Bill Payment drafts processed from the Client's BSA.

BSA FEES

Client will pay the Firm an annual service fee. Client understands that the annual fee for the BSA is $125 without a Line of Credit and $165 with a Line of Credit. The annual service fee and other fees are subject to change by the Firm at any time. Client will also pay the Firm brokerage fees for all securities transactions.

Client will pay Bank One and/or the Firm customary fees for check orders, specially imprinted checks, stop payment orders, copies of checks more than one month old and checks returned for insufficient funds and the fees associated with the BSA Funds Transfer and Payment Services if applicable. Client authorizes the Firm to charge the annual service fee and to charge the Client's BSA for all other fees owed by the Client. The Firm reserves the right to begin to charge for excessive check writing (e.g., over 100 checks per month) or impose charges for utilization of BSA features beyond the annual fee at any future date.

PAYMENTS

Client authorizes the Firm to pay from the Authorization Limit in the Client's BSA for all debts incurred by the Client to the Firm or Bank One. Debts include, but are not limited to, the amounts the Client owes to the Firm for securities purchases, electronic account fees, fees for Federal Fund wires, customary transactional and brokerage fees as well as interest the Client may owe the Firm as a result of margin calls and/or loans. Debts also include any Card transactions, BSA Funds Transfer and Payment Service debits or check charges and any other means by which Client authorizes a third party to debit Clients BSA. The Client agrees that Bank One will bill the Client for Bank Advances and applicable finance charges on the Client's Line of Credit.

TERMINATION OF BSA

Client understands that the Firm or Client may terminate Client's Account at any time and for any reason. If Client's Account is terminated either by the Firm or Client, Client will promptly return any unused checks and Card(s). Failure to return such Card(s) and checks to the Firm may result in a delay in complying with Client's instructions as to the disposition of Client's assets in the Account, Client will remain responsible for debits, charges and the use of the Line of Credit whether arising before or after such termination. Client agrees to pay the Firm and Bank One promptly for all amounts outstanding in Client's Account. Upon termination, Client authorizes the Firm to redeem all of Client's Fund shares. Client further agrees that the Firm may withhold from the assets then in Client's Account any amounts that the Firm reasonably believes necessary to pay for any outstanding debts to the Firm or Bank One, and to apply such assets first to pay the Firm, and second to pay Bank One.

MARGIN AGREEMENT

AUTHORIZATION

In return for the Firm's extension or maintenance of credit in connection with this Account, Client acknowledges that the Firm and its successors and assigns are authorized in the usual course of business to lend, re-lend, hypothecate, pledge or re-pledge separately or together with property of others either to the Firm or to others any Property which the Firm may carry for Client on margin or until such time as payment is received for any such Property. In certain circumstances, such loans, may limit, in whole or in part the Client's ability to exercise voting rights of the securities lent. In connection with such loans, and in connection with securities loans made to Client in connection with short sales, the Firm is authorized to receive and retain certain benefits (including interest on collateral posted for such loans) to which Client will not be entitled. If Client establishes a margin feature, this authorization shall remain in full force until written notice of revocation is received by the firm.

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MARGIN REQUIREMENTS

Client agrees to maintain in account(s) with the Firm such positions and margin as required by all applicable statutes, rules, regulations, procedures and customs or as the Firm deems necessary or advisable, and where applicable, to satisfy any and all margin calls issued in connection with Client's Account.

LIQUIDATION AND COVERING POSITIONS

The Firm shall have the right in accordance with the Firm's general policies regarding the Firm's margin maintenance requirements then in existence or; if in the Firm's discretion the Firm considers it necessary for the Firm's protection to require additional collateral or the liquidation of any account of the Client or; in the event that a petition in bankruptcy, or for the appointment of a receiver, is filed by or against the Client, or an attachment is levied against the account(s) of the Client or; in the event of the Client's death or dissolution, to sell any or all property in the account(s) of the Client with the Firm, whether carried individually or jointly with others, to buy any or all property which may be short in such account(s), to cancel any open orders and to close any or all outstanding contracts, all without demand for margin or additional margin, other notice of sale or purchase, or other notice of advertisement. Any such sales or purchases may be made at the Firm's discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and the Firm may be the purchaser for the Firm's own account. It is understood a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of the Firms right to sell or buy without demand or notice as herein provided.

GENERAL TERMS AND CONDITIONS FOR ALL ACCOUNTS

CLIENT REPRESENTATION

The individual(s) signing the Account Application represents to have reached the age of majority according to the laws of the state of Client's residence or if the individual(s) is signing on behalf of an organization, they have the authority to execute this agreement. Client represents that it is duly authorized to conduct business in the state(s) from which it transacts its business. Client agrees to abide by the Firm's policies, and the Rules and Regulations as set forth herein. If Client is employed by any exchange or any corporation of which any exchange owns a majority of the capital stock; member or firm registered on any exchange, bank, trust company, insurance company, or any company or individual dealing, either as broker or principal, in stocks, bonds or any other securities, commodities, commercial paper or other financial instruments or assets, Client will notify the Firm. Further, if Client becomes such an employee, Client will promptly notify the Firm. Except as provided for, or disclosed, in this agreement, no one other than Client has or will have an interest in the Account unless and until the Firm is notified in writing by Client, and under such circumstances until the Firm agrees to continue to carry the Account. Client understands that the Firm is prohibited under the National Association of Securities Dealers' (NASD) Free Riding and Withholding Interpretation from selling securities in certain public offerings to persons restricted by such rules. Except if Client has so described on the Account Application, Client is not presently so restricted, and if Client is or becomes so restricted, Client agrees to notify the Firm promptly. Client further represents and warrants that if the owner of the Account is a corporation, partnership, sole proprietorship, foundation/ charitable organization, custodian, conservator, guardian, estate of trust, each of the individual(s) signing the Account Application has the authority to open this Account on behalf of the named entity and to conduct transactions, including transactions involving the remittance or withdrawal of cash or other Property to or from an account, on behalf of the named entity according to the entity's direction.

Client authorizes the Firm to obtain any references necessary, to make oral or written inquiries about Client's credit history, and to answer questions about the Firm's credit experience with Client. The Firm may contact sources to update this information at any time, and exchange any information with Client's Financial Advisor or other parties necessary to facilitate transactions. Upon Client's written request the Firm will inform Client whether the Firm has obtained any such consumer reports and if the Firm has, the Firm will inform Client of the name and address of the credit reporting agency that furnished the reports to the Firm.

RULES AND REGULATIONS

All transactions in the Client's Account shall be subject to the constitution, rules, regulations, customs and usages of the exchange or market and its clearing house, if any, on which such transactions are executed by the Firm or the Firm's agents, including the Firm's subsidiaries and affiliates. Such transactions are also subject, where applicable, to the provisions, rules and regulations of the Securities and Exchange Commission, the Commodity Futures Trading Commission, and the Board of Governors of the Federal Reserve System in existence at this time and as later amended and supplemented.

JURISDICTION; EFFECT OF LAW OR RULE CHANGE

This agreement, its enforcement and the relationship between the Client and the Firm shall be governed by the laws of the State of New York, including the arbitration provisions contained herein, without giving effect to the choice of law or conflict of laws provisions thereof, and shall be binding upon Client, Client's authorized agents, personal representatives, successors and assigns, provided that there is no inconsistency with the federal securities laws, and provided further in connection with any Card issued, the Cardholder Agreement shall be governed by federal laws and the laws of the State of Ohio. Client and the Firm agree that if any term, covenant, condition, or provision of this agreement is held to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect, and shall in no way be impaired or invalidated and shall be construed (to the maximum extent possible) in such a way as to give effect to the intent of the invalid, void, or unenforceable provision in question. Other than as expressly provided in this agreement, the Firm does not undertake, and incurs no duties or obligations, other than those set forth in this agreement, statute or government regulation.

LIABILITY

Client agrees that Client will be liable for any losses from any and all account transactions effected by any person authorized to effect such transactions in Client's account(s) and for any fees or other obligations accruing to the Firm under this agreement. Additionally, Client agrees to be liable to the Firm for any accrued interest on any such amounts at the rate set forth in the Firm's then current credit disclosure statement, if applicable, or otherwise the maximum rate allowable by law. Client further agrees to indemnify the Firm against any such loss, cost, expense, liability or damages arising out of Client's obligations hereunder. Client will be liable for the reasonable costs and expenses of collection, including attorney's fees, for any unpaid losses, fees or other amounts owed by Client to the Firm or against which the Client has indemnified the Firm under the preceding sentence. Neither the Firm nor its officers, directors or employees shall under any circumstances or for any reason have any liability to Client for any consequential damages arising out of this agreement and/or any services provided pursuant to this agreement.

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SECURITY INTEREST

As security for the payment of all liabilities or indebtedness presently outstanding or to be incurred under this or any other agreement between the Firm and Client, Client grants the Firm a security interest in any and all Property belonging to Client or in which Client may have an interest, held by the Firm or carried in any of Client's accounts. All Property shall be subject to such security interest as collateral for the discharge of Client's obligations to the Firm, wherever or however arising and without regard to whether or not the Firm made loans with respect to such Property. In enforcing the Firm's security interest, the Firm shall have the discretion to determine the amount, order and manner of Property to be sold and shall have all the rights and remedies available to a secured party under the New York Uniform Commercial Code. Without the Firm's prior written consent, Client will not cause or allow any of the collateral held in Clients account(s), whether now owned or hereafter acquired, to be or become subject to any liens, security interests, mortgages or encumbrances of any nature other than the Firm's security interest.

LIQUIDATION OF COLLATERAL OR ACCOUNT

The Firm may satisfy any and all amounts that Client owes the Firm in connection with the Account from Property in the Account. Additionally, the Firm may sell any or all Property held in any of Client's accounts and cancel any open orders for the purchase or sale of any Property without notice in the event of Client's death or dissolution or whenever in the Firm's discretion the Firm considers it necessary for its protection. In such events the Firm also may borrow or buy-in all Property required to make delivery against any sale effected for Client. Such sale or purchase may be public or private and may be made without advertising or notice to Client and in such a manner as the Firm may in its discretion determine. No demands, calls, tenders or notices by the Firm shall invalidate this waiver by Client. At any such sale the Firm may purchase the Property free of any right of redemption and Client shall be liable for any remaining deficiency in any of Client's accounts, plus any accrued interest on such deficiency at the rate set forth in the Firm's then current credit disclosure statement, if applicable, or otherwise the maximum rate allowable by law. The Firm shall not be liable to Client in any way for any adverse tax consequences resulting from a liquidation of appreciated collateral.

ORDERS, EXECUTIONS, DELIVERIES, SETTLEMENTS AND ORAL AUTHORIZATIONS

Any order which Client gives shall be binding upon Client, and Client's personal representative(s) or authorized agents until the Firm receives notice of Client's death, if an individual or sole proprietor, or dissolution if Client is an organization. Such death or dissolution and notice will not affect the Firm's right to take any action which the Firm could have taken if Client had not died or been dissolved, Client agrees that the Firm shall incur no liability in acting upon oral instructions given to the Firm by Client or Client's authorized agent concerning Client's account. In giving orders to sell, Client will inform the Firm which sales are "short" sales and which are "long" sales. A "short" sale means any sale of a security not owned by the seller or any sale that is consummated by delivery of a borrowed security. The designation of a sale order as "long" is Client's representation that Client owns the security, and if the security is not in the Firm's possession at the time of the contract for sale, Client agrees to deliver it to the Firm by the settlement date. In case of non-delivery of a security, the Firm is authorized to purchase the security to cover Client's position and charge any loss, commissions and fees to Client's account. Client agrees that if the Firm fails to receive payment for securities purchased by Client, the Firm may, without prior demand or notice, sell securities or other Property held by the Firm in any of Client's accounts and any resulting loss will be charged to Client's account(s). Client understands and acknowledges that securities can be traded in more than one marketplace. Unless Client directs that an order to purchase or sell securities be executed on a specified exchange or market and the Firm agrees to such execution, the Firm will, in its sole discretion, subject to applicable regulatory requirements, and without prior notification to Client, execute the order on the over-the-counter market in any location or on any exchange, including a foreign exchange where such security is traded, either on a principal or agency basis.

NON-U.S. SECURITIES

If Client's account(s) contains securities issued by a non-U.S. issuer, Client acknowledges that the Firm is acting solely as a custodian with respect to such securities and has no obligation to provide Client with any proxies, annual statements and other disclosures from the issuer or to facilitate Client's participation in any rights offer or other transaction that the issuer may conduct with or offer to holders of its securities.

RESTRICTIONS ON TRADING

Client understands that the Firm may, in its sole discretion, with or without prior notice, prohibit or restrict trading of securities or substitution of securities in Client's accounts, and refuse to enter into any transactions with Client.

DEPOSITS OF FUNDS

All checks for deposit to a Client's account should be made payable to PaineWebber Incorporated.

TRANSFER OF FUNDS BY WIRE

By giving the Firm instructions to transfer funds by wire from the accounts to any bank or other entity, Client agrees to provide the Firm with an accurate account number designating the account to receive such funds. Client acknowledges that the bank or other receiving entity may be under no obligation to verify the identity of the beneficiary of the funds transfer and may rely exclusively upon the account number provided by Client. Client agrees to indemnify and hold the firm harm less from and against any and all cost, expense, claims or liabilities arising from the provision by Client of an inaccurate account number.

TRANSFER OF EXCESS FUNDS; EXCHANGE RATE FLUCTUATIONS

If applicable, the Firm may transfer excess funds between any of Client's accounts (including commodity accounts) for any reason not in conflict with the Commodity Exchange Act or any other applicable law. If the Firm effects any transactions for Client requiring a foreign currency, any profit or loss as a result of a fluctuation in the applicable exchange rate will be charged or credited to Client's account(s).

PRINCIPAL, INTEREST AND DIVIDEND PAYMENTS

With respect to principal and interest payments on debt instruments, the Firm may credit Client's account(s) with principal and interest due on the payment dates and the Firm will be entitled to recover any such payments from Client if the same are not actually received by the Firm from the trustee or paying agent. Client acknowledges that interest will not be paid to Client on credit balances in any of Client's accounts unless specifically agreed to by the Firm in writing. The Firm is not required to remit interest or dividends to Client on a daily basis.

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FEES AND CHARGES

Client understands that the Firm may impose various service charges and other fees relating to Client's account(s) (see Selected Fees & Charges in the Account Information booklet) as well as charge commissions and other fees for execution of transactions to purchase and sell securities, options or other Property, and Client agrees to pay such charges, commissions and fees at the Firm's then prevailing rates. Client also understands that such charges, commissions and fees may be imposed or changed from time to time without notice to Client, unless required by Rules or Regulations, and Client agrees to be bound thereby. Client may be subject to an account transfer fee if Client instructs the Firm to transfer Client's account(s) and to an administrative fee on any of Client's accounts which produce insufficient commission revenue fix any calendar year and the Firm will notify Client prior to applying either fee. Client agrees to pay a late charge, to the extent permitted by law, if Client purchases securities on a cash basis and fails to pay for such securities by the settlement date. Any late charge the Firm may impose will be at the maximum rate of interest set forth in the Firm's then current credit disclosure statement, if applicable, or otherwise at the maximum rate permissible by law, and may be charged from the settlement date to the date of payment. Client may obtain the Firm's then current fees and charges by contacting their Financial Advisor or the local branch office.

INTEREST CHARGES

Except with respect to Line of Credit Card balances which shall be governed by the terms of the Cardholder Agreement, all amounts advanced and other balances due shall be charged interest in accordance with the Firm's usual custom, which may include the compounding of interest, including any increases in rates which reflect adjustments in the Firm's Base Loan Rate as such term is defined in the Firm's Statement of Credit Practices, and such other charges as the Firm may make to cover the Firm's facilities and extra services. Payment of all amounts advanced and other balances due, together with the interest thereon, shall be made by the Client to the Firm at any of the Firm's offices which will act as the Client's agent for the transmittal of such amounts and other balances due to the Firm at the appropriate branch location.

IMPARTIAL LOTTERY ALLOCATION SYSTEM, CALL FEATURES

When the Firm holds on Client's behalf bonds or preferred stocks in the Firm's (street) name or in bearer form which are callable in part, Client agrees to participate in the impartial lottery allocation system of the called securities in accordance with the provisions of the New York Stock Exchange, Inc. rules. Further, Client understands that when the call is favorable, no allocation will be made to any account in which the Firm, its officers, or employees, have a beneficial interest until all other Clients' positions in such securities are satisfied on an impartial lottery basis. For debt securities, call or other redemption features, in addition to those disclosed on the trade confirmation, may exist. Debt securities subject to call or redemption features, such as sinking funds, may be redeemed in whole or in part before maturity, or before the first scheduled call dates. The existence of sinking funds, or other special mandatory redemption features, may not be disclosed on a trade confirmation. It is Client's obligation to review all prospectuses and offering statements Client may receive, and to understand the risks of extraordinary calls or early redemptions, which may affect yield. Issuers may from time to time publish notices of offers to redeem debt securities within limited time, price and tender parameters. Client understands that the Firm is not obligated to notify Client of such published calls, nor will the Firm tender any securities on Client's behalf when Client has failed to request the tender in a timely manner.

DISABILITY, INCOMPETENCY OR DISSOLUTION

This agreement shall survive Client's disability, incompetence or dissolution.

UNFORESEEABLE EVENTS

The Firm shall not be liable for losses caused directly or indirectly by government restrictions, exchange or market rulings, suspension of trading, act of war, strikes or other conditions beyond the Firm's control, including but not limited to, extreme market volatility or trading volumes.

SUCCESSORS AND ASSIGNS

This agreement shall be binding upon Client and Client's personal representatives, heirs, estate, executors, administrators, committee and/or conservators, successors and assigns, and shall inure to the benefit of the Firm and its successors and assigns and each subsequent holder of this agreement. Client may not assign or transfer any of Client's rights or obligations under this agreement without the Firm's prior written consent. The Firm may assign this agreement of any of its rights and powers under this agreement, and, in the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this agreement in Firm's place. From and after the date of any such assignment, the Firm shall have no further liability to Client under the terms of this agreement.

SUB-AGENTS

The Firm may employ sub-brokers and shall be responsible only for reasonable care in their selection. The Firm may deal with market makers or members of any exchange known as specialists or known as odd lot dealers and in the execution of Client's orders they may act as sub-brokers for Client and may also buy or sell the Property for themselves as dealers for their own account.

INTRODUCED ACCOUNTS

If Client's account(s) has been introduced to the Firm and is carried by the Firm only as a clearing broker, Client agrees that the Firm is not responsible for the conduct of the introducing broker and the Firm's only responsibilities to Client relate to the Firm's execution, clearing and bookkeeping of transactions in Client's account(s). During the term of any clearing agreement between the Firm and any introducing broker/dealer that the Firm is providing clearing services for, the Firm's rights and benefits under this agreement shall inure to any such introducing broker/dealer. The Firm is authorized to accept from the introducing broker, without further inquiry or investigation by the Firm, (a) orders for the purchase or sale in the Account of such securities and other Property on margin or otherwise, and (b) any other instructions from the introducing broker concerning the Account. In no event shall the Firm be liable for any acts or omissions of any introducing broker or its agents, contractors or employees.

CHANGES TO AGREEMENT

Client agrees that, upon prior written notice to Client, the Firm may change the terms of this agreement at any time. By continuing to make transactions in the Account, Client agrees to these changes. If Client does not agree to the changes, Client will notify the Firm in writing of Client's refusal and Client's Account will be canceled. However, Client will remain liable for any outstanding debits and/or charges in Client's account(s).

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DOCUMENTATION AGREEMENT

Should any supplemental agreements, such as a money market agreement lending (margin) agreement, option agreement and client qualification form, and/or relevant commodity documents be required on account of Client's request for the Firm to approve additional services or features available from the Firm, or be required for any other reason whatsoever, Client will execute the Firm's form of such agreements, which shall thereupon supplement and, if applicable, become part of this agreement and apply to the Account.

WAIVER NOT IMPLIED

The Firm's failure to insist at any time upon strict compliance with this agreement or with any of its terms or any continued course of such conduct on Firm's part shall not constitute or be considered a waiver by the Firm of any of its rights or the obligations of Client.

BINDING NOTICE OF AGREEMENT

Client expressly agrees that the Firm shall not be bound by any representation or agreement made by, any of the Firm's employees or agents which purports to affect or diminish the Firm's rights under this agreement.

ACCURACY OF REPORTS; COMMUNICATIONS

Client hereby agrees to carefully review all monthly or quarterly Account statements and confirmations promptly upon receipt for accuracy and consistency with Client's instructions and investment objectives and to immediately notify the Branch Office Manager of the Branch Office where the account is maintained if such documents are not received in a timely manner or are inaccurate. Confirmation of orders and monthly or quarterly statements of Client's accounts shall be conclusive if not objected to in writing addressed to the Branch Office Manager of the Branch Office where that account is maintained within ten days after mailing by the Firm to Client. Client acknowledges that the Firm may rely upon Client's failure to object in a timely manner to transactions or entries and shall not be responsible for losses which could have been avoided had the Client given prompt notice as provided above. All such documents shall thereafter be deemed accurate and in accordance with Client's instructions and investment objectives. Notwithstanding the foregoing, if the Client is mistakenly overcredited with funds or securities, Client agrees to promptly return such funds or securities upon Client's discovery of the error of upon a request by the Firm. The Firm shall not be responsible for any transactions not reflected on Client's monthly or quarterly statement unless an objection is made in writing to the Branch Office Manager, in accordance with the above requirements. In the event, Client fails to receive a confirmation within ten days from the date of a transaction in Client's Account, Client agrees to notify the Firm immediately in writing.

Client acknowledges and consents that the Firm may, from time to time, monitor and/or electronically record conversations between Client and the Firm's employees or agents for the purpose of quality assurance, employee training, and the mutual protection of the Client and the Firm. Any such recordings may be offered by the Firm as evidence in any arbitration or other proceeding relating to this agreement.

Client acknowledges that the price of any security shown on a confirmation which has been executed on more than one exchange, or in more than one market, of had multiple executions, may be the average price of the security for those executions and agrees to the use of such average price trades on confirmations issued by the Firm. Actual prices, quantities of each execution and market of execution shall be provided upon written request.

WRITTEN NOTICE

Communications may be sent to the Client at the Client's address or at such other address as the Client gives to the Firm in writing. All communications so sent, whether by mail, telegraph, messenger or otherwise, will be considered to have been given to the Client personally upon such sending, whether or not the Client actually received them.

ENTIRE AGREEMENT

The provisions of this agreement and the Disclosure Documents constitute, and are intended to constitute, the entire agreement between the Client and the Firm. No terms, conditions, representations, warranties, promises, or undertakings of any nature whatsoever, express or implied, exist between the parties except as herein expressly set forth. Other than as expressly provided in this agreement, the Firm does not undertake, and incurs no duties or obligations, other than those set forth in this agreement, statute or government regulation.

ARBITRATION

-        ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

- THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

- PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

- THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

- THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

CLIENT AGREES, AND BY CARRYING AN ACCOUNT FOR CLIENT THE FIRM AGREES THAT, ANY AND ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE FIRM, ANY OF FIRM'S EMPLOYEES OR AGENTS AND CLIENT CONCERNING ANY ACCOUNT, TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR, AN OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE HELD UNDER AND PURSUANT TO AND BE GOVERNED BY THE FEDERAL ARBITRATION ACT, AND SHALL BE CONDUCTED BEFORE AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. CLIENT MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGES ARBITRATION FORUM UPON WHICH THE FIRM IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY WITH CLIENT, INCLUDING WHERE APPLICABLE, THE MUNICIPAL SECURITIES RULEMAKING BOARD. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL. CLIENT MAY ELECT IN THE FIRST INSTANCE THE ARBITRATION FORUM, BUT IF CLIENT FAILS TO MAKE SUCH ELECTION BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR TELEGRAM ADDRESSED TO THE FIRM AT ITS MAIN OFFICE, AND TO THE ATTENTION OF THE LEGAL DEPARTMENT, BEFORE THE EXPIRATION OF FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM THE

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FIRM TO MAKE SUCH ELECTION THEN THE FIRM MAY MAKE SUCH ELECTION. THE AWARD OF
THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT ON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; (ii) THE CLASS IS DECERTIFIED; OR (iii) THE CLIENT IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

CLIENT EXPRESSLY AGREES THAT SERVICE OF PROCESS IN ANY ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT CLIENT'S LAST ADDRESS KNOWN TO THE FIRM. CLIENT EXPRESSLY WAIVES ANY DEFENSE TO SERVICE OF PROCESS AS SET FORTH ABOVE.

Page 14 of 14                                            #R177 - OAF (Rev. 5/00)